UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 7, 2014

                        Commission File Number 333-146627


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                NEVADA                                          26-0582528
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                       Identification Number)

        300 S.C.M. Allen Parkway
               Suite 400
           San Marcos, TX                                         78666
(Address of principal executive offices)                        (Zip Code)

                                 (512) 392-5775
               Registrant's telephone number, including area code

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On August 8, 2014, the Company sold 250,000 shares of its Series A Convertible Preferred Stock to Petro Capital Energy Credit, LLC for a consideration of $250,000, or $1.00 per share.

     On August 7, 2014, the Company issued 2,602,354 shares of its Series A Convertible Preferred Stock to 6 parties in exchange for extinguishment of existing promissory note debt obligations and accrued interest thereon in the aggregate amount of $2,602,354 ($1.00 per share).

     The recipients of our securities are "accredited investors" and acquired the securities for investment purposes only without a view to distribution. Furthermore, the investors had access to information concerning us and our business prospects; there was no general solicitation or advertising for such acquisition of our securities; and the securities are restricted pursuant to Rule 144.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: August 11, 2014               By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer

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